UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) August 22, 2006

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )
10000 Alliance Road, Cincinnati, Ohio
45242
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 1.01 of the Current Report on Form 8-K filed by LSI Industries Inc. on August 22, 2006 by adding the following paragraph C:

C.
The Compensation Committee approved an increase in the annual retainer paid to the outside independent directors of the Company from $25,000 to $27,000. The increase in the annual retainer is effective for the quarter beginning October 1, 2006. This retainer shall continue to be paid quarterly and shall consist of $4,250 cash and $2,500 in Company common stock (priced at the closing price of the first business day of the quarter)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                LSI INDUSTRIES INC.

                /s/Ronald S. Stowell
                Ronald S. Stowell
                Vice President, Chief Financial Officer
                and Treasurer
                (Principal Accounting Officer)

October 16, 2006